AGREEMENT


     This Agreement ("Agreement") is made and entered into as of the 15th day of January, 2001 between SOS Resource Services, Inc. (the "Consultant"), with an office at 3500 Sunrise Highway, Great River, New York 11739 and Vizacom Inc., a Delaware corporation (the "Company"), with its principal executive offices at 300 Frank W. Burr Blvd., 7th floor, Teaneck, New Jersey 07666.

                                   WITNESSETH:

          WHEREAS, the Consultant is engaged in the business of providing investor relations, public relations and corporate communication services; and

          WHEREAS,  the Company is desirous of retaining the  Consultant for the
purpose  of  obtaining  investor  relations,   public  relations  and  corporate
communication services.

                                 NOW THEREFORE:

          In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.   Term.   This Agreement shall commence on January 15, 2001 and
continue for a term of one (1) year; provided, that the Company shall have the right to terminate this Agreement upon notice to Consultant at any time.

          2. Services. (a) The Company hereby engages Consultant for the term specified in Paragraph 1 hereof to render such services and advice to the Company as the Company may request. Company acknowledges the Consultant's ability to relate information regarding Client's activities is directly related to the activities of the Company and the information provided by Company to Consultant. Consultant's duties may include, but will not necessarily be limited to, providing recommendations concerning the following matters:

          (1)  Rendering advice with regard to:

               (i)    investor relations;
               (ii)   public relations;
               (iii)  corporate communication;
               (iv)   press releases; and
               (v)    presentations.

          (2)  Rendering advice with regard to internal operations, including:

               (i)    the formation of corporate goals and their implementation;

               (ii) the Company's financial structure and its divisions or subsidiaries; and
               (iii)  corporate organization and personnel.

          (3) Rendering advice with regard to any of the following corporate finance and other matters:

               (i)    changes in the capitalization of the Company;
               (ii)   changes in the Company's corporate structure;
               (iii)  redistribution of shareholdings of the Company's stock;
               (iv)   alternative uses of corporate  assets;
               (vi)   structure and use of debt;
               (vii) liaison services with respect to relationships with unaffiliated third parties and members of the investment community; and
               (viii) the  acquisition of and/or merger with other  companies, the sale of the Company itself, or any of its assets, subsidiaries or affiliates, or similar type of transaction.

               (b) Consultant will have no obligation whatsoever to provide to or for the benefit of the Company any securities analysts' reports or any market making activities.

          3.   Compensation.

          For all services rendered by Consultant under this Agreement, the Company shall issue to Consultant (or its designees) (i) 300,000 shares ("Shares") of common stock, par value $.001 per share ("Common Stock"), of the Company, (ii)100,000 immediately exercisable three- year warrants, each to purchase one share of Common Stock at an exercise price of $.25 per share, in the form of Exhibit A hereto (the "$.25 Warrants") and (iii) 100,000 three-year warrants, each to purchase one share of Common Stock at an exercise price of $1.00 per share, which warrants shall be exercisable on or after July 15, 2001, in the form of Exhibit B hereto ("the $1.00 Warrants", and together with the $.25 Warrants, the "Warrants"). The Company shall use its commercially reasonable best efforts to register the Shares and the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") in a Registration Statement on Form S-3 for resale by Consultant.

          Consultant shall also be entitled to (i) a finder's fee equal to three percent (3%) of the gross proceeds received by the Company in connection with capital raised by the Company through sources introduced to the Company by Consultant, and (ii) a finder's fee equal to 5% of the gross consideration paid or received by the Company in connection with merger and acquisition transactions consummated with parties introduced to the Company by Consultant, payable in cash or in stock in the same manner provided for in the merger and acquisition transaction to which such fee relates; provided, in each case, that in no event shall the Company be obligated to pay finder's or placement agent's fees of more than 13% in the aggregate in connection with any financing transaction or 10% in the aggregate in connection with any acquisition transaction.

          4. Expenses. In addition to the fees payable hereunder, the Company shall reimburse Consultant for all reasonable travel and out-of-pocket expenses incurred in connection with the services performed by Consultant pursuant to this Agreement, promptly after submission to the Company of appropriate evidence of such expenditures. All such expenditures in excess of $200 will be submitted to the Company for approval in advance.

          5. Representations and Warranties. Consultant hereby represents, warrants and acknowledges to and covenants and agrees with the Company as follows:

               (a) Investment Intent. Consultant is acquiring the Shares and the Warrants and will acquire the Warrant Shares for the its own account, for investment only and not with a view to, or for sale in connection with, a distribution thereof or any part thereof, within the meaning of the Securities Act, and the rules and regulations promulgated thereunder, or any applicable state securities or blue-sky laws;

               (b) Investor Status. Consultant is an accredited investor as such term is defined under Rule 501 of Regulation D promulgated pursuant to the Securities Act ("Regulation D");

               (c) Intent to Transfer. Consultant is not a party to or subject to or bound by any contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge the Shares, Warrants and/or Warrant Shares or any part thereof to any person, and has no present intention to enter into such a contract, undertaking, agreement or arrangement;

               (d)  Offering Exempt from Registration; Company's Reliance.

                    (i) The Company has advised  Consultant  that
               the Shares, Warrants and Warrant Shares have not been registered under the Securities Act or under the laws of any state on the basis that the issuance thereof is exempt from such registration;

                    (ii) The Company's reliance on the availability of such exemption is, in part, based upon the accuracy and
               truthfulness  of   Consultant's   representations contained
               herein;

                    (iii)   As  a   result   of   such   lack  of registration,
               none of the Shares, Warrants or Warrant Shares may be  resold
               or  otherwise   transferred   or   disposed   of   without
               registration pursuant to or an exemption therefrom available under the Securities Act and such state securities laws; and

                     (iv) In furtherance of the provisions of this paragraph (d), all of the certificate(s) representing the Shares and Warrant Shares shall bear a restrictive legend substantially in the following form:

                "THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SHARES TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS;"

          and the certificates representing the Warrants shall bear a legend substantially in the following form:

                "NEITHER THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE NOR THE SHARES OF COMMON STOCK OR ANY OTHER SECURITIES ISSUABLE UPON EXERCISE OF SUCH WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH WARRANTS HAVE BEEN ACQUIRED, AND ANY SHARES OF COMMON STOCK OR ANY OTHER SECURITIES ISSUABLE UPON EXERCISE OF SUCH WARRANTS ARE REQUIRED TO BE ACQUIRED, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH WARRANTS AND/OR SUCH SHARES OR OTHER SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF SUCH WARRANTS AND SUCH SHARES OR OTHER SECURITIES TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS."


                (e) Sophistication of Consultant. Consultant has evaluated the merits and risks of acquiring the Shares, Warrants and Warrant Shares and has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of such acquisition, is aware of and has considered the financial risks and financial hazards of acquiring the Shares, Warrants and Warrant Shares, and is able to bear the economic risk of acquiring the Shares, Warrants and Warrant Shares, including the possibility of a complete loss with respect thereto;

               (f) Access to Information. Consultant has had access to such information regarding the business and finances of the Company, the receipt and careful reading of which is hereby acknowledged by Consultant, and has been provided the opportunity to discuss with the Company's management the business, affairs and financial condition of the Company and such other matters with respect to the Company as would concern a reasonable person considering the transactions contemplated by this Agreement and/or concerned with the operations of the Company including, without limitation, pursuant to a meeting and/or discussions with management of the Company;

               (g) No Guarantees. It never has been represented, guaranteed or warranted to Consultant by the Company, or any of its officers, directors, agents, representatives or employees, or any other person, expressly or by implication, that:

                    (i) Any gain will be realized by the undersigned from Consultant's investment in the Shares;

                    (ii) There will be any  approximate  or exact length of time that Consultant will be required to remain as a holder of Shares; or

                     (iii) The past performance or experience on the part of the
               Company, its predecessors or of any other person, will in any way indicate any future results of the Company;

               (h) No Other Representations, Warranties, Covenants or Agreements of the Company. Except as set forth in this Agreement, the Company has not made any representation, warranty, covenant or agreement with respect to the matters contained herein, and Consultant has not and will not rely on any representation, warranty, covenant or agreement except as set forth in this Agreement;

               (i) High Degree of Investment Risk. The investment in the Shares involves a high degree of risk and may result in a loss of the entire amount invested; there is no assurance that the Company's operations will be profitable in the future; and there is no assurance that a public market for shares of Common Stock will continue to exist;

               (j) State of Principal Place of Business. The address set forth at the bottom hereof is Consultant's true and correct principal place of business, and Consultant has no present intention of relocating its principal place of business to any other country, state or jurisdiction;

               (k) No Purchaser Representative. Consultant has not authorized any person or institution to act as the undersigned's "purchaser representative" (as such term is defined in Rule 501 of Regulation D) in connection with Consultant's investment in Shares; and

               (l) No General Solicitation. Consultant has not received any general solicitation or general advertising regarding the purchase of any of the Shares.

                6. Company Information. The Company acknowledges that all opinions and advice (written or oral) given by Consultant to the Company in connection with Consultant's engagement are intended solely for the benefit and use of the Company (including its officers and directors) in considering the transaction to which they relate, and the Company agrees that no person or entity other than the Company (including its officers and directors) shall be entitled to make use of or rely upon the advice of Consultant to be given hereunder, and no such opinion or advice shall be used for any manner or for any purpose, nor may the Company make any public references to Consultant, or use the Consultant's name in any annual reports or any other reports or releases of the Company, without Consultant's prior written consent. The Company recognizes and confirms that, in advising the Company hereunder, Consultant will use and rely on data, material and other information furnished to Consultant by the Company, without independently verifying the accuracy, completeness or veracity of same.

          7. Confidentiality. Consultant will, and will direct its directors, officers, employees, representatives, agents and advisors ("Representatives") to, hold in confidence and not use or disclose any confidential information of the Company. Notwithstanding the foregoing, Consultant shall not be required to maintain confidentiality with respect to information (i) which is or becomes part of the public domain not due to the breach of this Agreement by Consultant,
(ii) of which it had independent knowledge prior to disclosure; (iii) which comes into the possession of Consultant in the normal and routine course of its own business from and through independent non-confidential sources; or (iv) which is required to be disclosed by Consultant by laws, rules or regulators. If Consultant is requested or required to disclose any confidential information supplied to it by the Company, Consultant shall, unless prohibited by law, promptly notify the Company of such request(s) so that the Company may seek an appropriate protective order. In addition, Consultant acknowledges that it is aware, and that it will advise its Representatives who receive confidential information, that the United States securities laws prohibit any person who has material, non-public information from purchasing or selling securities of the Company (and options, warrants and rights relating thereto) and from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person (including, without limitation, any of your Representatives) is likely to purchase or sell such securities.

          8. Other Consulting Clients. The Company acknowledges that Consultant or its affiliates are in the business of providing services and consulting advice to others. Nothing herein contained shall be construed to limit or restrict Consultant in conducting such business with others, or in rendering such advice to others, provided that Consultant shall not take any action, to the best of its knowledge and belief, that would be contrary to the interests of the Company.

          9. Indemnification. (a) The Company agrees to indemnify and hold harmless Consultant, its employees, directors, officers, agents, representatives and controlling persons from and against any and all losses, claims, damages, liabilities, suits, actions, proceedings, costs and expenses (collectively, "Damages"), including, without limitation, reasonable attorney fees and expenses, as and when incurred, if such Damages were directly caused by, relating to, based upon or arising out of the rendering by Consultant of services pursuant to this Agreement, so long as Consultant shall not have engaged in illegal, intentional or willful misconduct, or shall have acted grossly negligently, in connection with the services provided which form the basis of the claim for indemnification. This paragraph shall survive the termination of this Agreement.

          (b) The Consultant agrees to indemnify and hold harmless the Company, its employees, directors, officers, agents, representatives and controlling persons from and against any and all Damages, including, without limitation, reasonable attorney fees and expenses, as and when incurred, if such Damages were directly caused by, relating to, based upon or arising out of the rendering by Consultant of services pursuant to this Agreement, if Consultant shall have engaged in illegal, intentional or willful misconduct, or shall have acted grossly negligently, in connection with the services provided which form the basis of the claim for indemnification. This paragraph shall survive the termination of this Agreement.

          10. Independent Contractor. Consultant shall perform its services hereunder as an independent contractor and not as an employee or agent of the Company or any affiliate thereof. Consultant shall have no authority to act for, represent or bind the Company or any affiliate thereof in any manner, except as may be expressly agreed to by the Company in writing from time to time.

          11. Arbitration. In the event of any dispute under this Agreement, then and in such event, each party agrees that the same shall be submitted to the American Arbitration association ("AAA") in the City of New York or nearest city, for its decision and determination in accordance with its rules and regulations then in effect. Each of the parties agrees that the decision and/or award made by the AAA may be entered as judgment of the Courts of the State of New York, and shall be enforceable as such.

          12. Notices. Any notice to be given by either party to the other hereunder shall be sufficient if in writing and sent by (a) nationally recognized overnight courier, (b) facsimile transmission electronically confirmed, (c) hand delivery against receipt, (d) registered or certified mail, return receipt requested, in each case addressed to such party at the address specified on the first page of this Agreement or such other address as either party may have given to the other in writing.

          13. Miscellaneous. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. No provision of this Agreement may be amended, modified or waived, except in writing signed by both parties. This Agreement shall be binding upon and inure to the benefit of each of the parties and their respective successors, legal representatives and assigns. This Agreement shall not be assigned by either party without the written consent of the other party. This Agreement may be executed in counterparts. This Agreement shall be construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day of the year first above written.

                                   VIZACOM INC.

                                   By:        /s/ Alan Schoenbart
                                      -------------------------------
                                      Name:   Alan Schoenbart
                                      Title:  CFO


                                   SOS RESOURCE SERVICES, INC.


                                   By:        /s/ Salvatore Russo
                                      -------------------------------
                                      Name:   Salvatore Russo
                                      Title:  President

                                    EXHIBIT A
                                    ---------

          NEITHER THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE NOR THE SHARES OF COMMON STOCK OR ANY OTHER SECURITIES ISSUABLE UPON EXERCISE OF SUCH WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH WARRANTS HAVE BEEN ACQUIRED, AND ANY SHARES OF COMMON STOCK OR ANY OTHER SECURITIES ISSUABLE UPON EXERCISE OF SUCH WARRANTS ARE REQUIRED TO BE ACQUIRED, FOR INVESTMENT PURPOSES AND
          NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH WARRANTS AND/OR SUCH SHARES OR OTHER SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF SUCH WARRANTS AND SUCH SHARES OR OTHER SECURITIES TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS.

                    VOID AFTER 5:00 P.M. ON JANUARY 14, 2004

                                  VIZACOM INC.
                               WARRANT CERTIFICATE

                     100,000 Common Stock Purchase Warrants

                                                             Teaneck, New Jersey
Warrant Certificate No. SOS-1                                   January 15, 2001

          THIS IS TO CERTIFY THAT, for value received, SOS Resource Services, Inc. or registered assigns (the "Warrantholder") permitted by the terms of this Warrant Certificate, is the registered owner of the number of Common Stock Purchase Warrants (each, a "Warrant") set forth above, each Warrant entitling the owner thereof to purchase from Vizacom Inc., a Delaware corporation (the "Company"), at any time on or prior to 5:00 P.M., New York City time, on January 14, 2004 (the "Expiration Time"), one duly authorized, validly issued, fully paid and nonassessable share (each, a "Warrant Share") of the common stock, par value $.001 per share ("Common Stock"), of the Company, at a price of $.25 per share (the "Exercise Price"), all subject to the terms and conditions contained herein. The number of Warrants evidenced by this Warrant Certificate (and the number and kind of securities which may be purchased upon exercise hereof) set forth above, and the Exercise Price per share set forth above, are as of the date hereof.

          As provided herein, the Exercise Price and the number of shares of Common Stock or other securities which may be purchased upon the exercise of the Warrants evidenced by this

Warrant Certificate are, upon the happening of certain events, subject to modification and adjustment.

          This Warrant Certificate, together with any warrant certificate(s) issued in replacement or substitution hereof (as provided for herein) evidencing all or part of the Warrants evidenced hereby, are sometimes collectively referred to herein as the "Warrant Certificates."

          The rights of the registered holder of this Warrant Certificate shall be subject to the following further terms and conditions:

1.   EXERCISE OF WARRANTS.
     --------------------

          (a) The Warrants may be exercised, in whole or in part, on or prior to the Expiration Time by surrendering this Warrant Certificate, with the purchase form provided for herein duly executed by the Warrantholder or by the Warrantholder's duly authorized attorney-in-fact, at the principal office of the Company, presently located at Glenpointe Centre East, 300 Frank W. Burr
Boulevard - 7th Floor, Teaneck, New Jersey 07666, or at such other office or agency in the United States as the Company may designate by notice in writing to the Warrantholder (in either event, the "Company Offices"), accompanied by payment in full, either in the form of cash, bank cashier's check or certified check payable to the order of the Company, of the Exercise Price payable in respect of the Warrants being exercised. If fewer than all of the Warrants are exercised, the Company shall, upon each exercise prior to the Expiration Time, execute and deliver to the Warrantholder a new Warrant Certificate (dated as of the date hereof) evidencing the balance of the Warrants that remain exercisable.

          (b) On the date of exercise of the Warrants, the Warrantholder exercising same shall be deemed to have become the holder of record for all purposes of the Warrant Shares to which the exercise relates.

          (c) As soon as practicable after the exercise of all or part of the Warrants evidenced by this Warrant Certificate, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the Warrantholder a certificate or certificates evidencing the number of duly authorized, validly issued, fully paid and nonassessable Warrant Shares to which the Warrantholder shall be entitled upon such exercise.

          (d) No certificates for fractional Warrant Shares shall be issued upon the exercise of any of the Warrants but, in lieu thereof, the Company shall, upon exercise of all the Warrants, round up any fractional Warrant Share to the nearest whole share of Common Stock.

2.   ISSUANCE OF COMMON STOCK; RESERVATION OF SHARES.
     -----------------------------------------------

          (a) The Company covenants and agrees that all Warrant Shares which may be issued upon the exercise of all or part of the Warrants will, upon issuance in accordance with the terms hereof, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

          (b) The Company further covenants and agrees that if any shares of Common Stock to be reserved for the purpose of the issuance of Warrant Shares upon the exercise of Warrants require registration with, or approval of, any governmental authority under any federal or state law before such shares may be validly issued or delivered upon exercise, then the Company will promptly use its best efforts to effect such registration or obtain such approval, as the case may be.

3.   Adjustments of Exercise Price, Number and Character of Warrant Shares, and
     ---------------------------------------------------------------------------
     Number of Warrants.
     ------------------

          The Exercise Price and the number and kind of securities purchasable upon the exercise of each Warrant shall be subject to adjustment from time to time upon the happening of the events enumerated in this Section 3.

          (a)  STOCK  DIVIDENDS,  SUBDIVISIONS  AND  COMBINATIONS.   In case the
Company shall at any time on or before the Expiration Time:

                    (i) pay a dividend in shares of Common Stock or other stock of the Company or make a distribution in shares of Common Stock or such other stock to holders of all its outstanding shares of Common Stock;

                    (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares;

                    (iii) combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock or

                    (iv) issue by reclassification of its shares of Common Stock other securities of the Company (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then the number and kind of Warrant Shares purchasable upon exercise of each Warrant outstanding immediately prior thereto shall be adjusted so that the Warrantholder shall be entitled to receive the kind and number of shares of Common Stock or other securities of the Company which the Warrantholder would have owned or have been entitled to receive after the happening of any of the events described above had such Warrant been exercised in full immediately prior to the earlier of the happening of such event or any record date in respect thereto. In the event of any adjustment of the number of Warrant Shares purchasable upon the exercise of each then outstanding Warrants pursuant to this Paragraph 3(a), the Exercise Price shall be adjusted to be the amount resulting from dividing the number of shares of Common Stock (including fractional shares of Common Stock) covered by such Warrant immediately after such adjustment into the total amount payable upon exercise of such Warrant in full immediately prior to such adjustment. An adjustment made pursuant to this Paragraph 3(a) shall become effective immediately after the effective date of such event retroactive to the record date for any such event. Such adjustment shall be made successively whenever any event listed above shall occur.

          (b) EXTRAORDINARY DIVIDENDS. In case the Company shall at any time on or before the Expiration Time fix a record date for the issuance of rights, options, or warrants to all holders of its outstanding shares of Common Stock, entitling them (for a period expiring within 45 days after such record date) to subscribe for or purchase shares of Common Stock (or securities exchangeable for or convertible into shares of Common Stock) at a price per share of Common Stock (or having an exchange or conversion price per share of Common Stock, with respect to a security exchangeable for or convertible into shares of Common Stock) which is lower than the current Market Price per share of Common Stock (as defined in Paragraph 3(d) below) on such record date, then the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, of which (i) the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so to be offered (or the aggregate initial exchange or conversion price of the exchangeable or convertible securities so to be offered) would purchase at such current Market Price and (ii) the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock to be offered for subscription or purchase (or into which the exchangeable or convertible securities so to be offered are initially exchangeable or convertible). Such adjustment shall become effective at the close of business on such record date; however, to the extent that shares of Common Stock (or securities exchangeable for or convertible into shares of Common Stock) are not delivered after the expiration of such rights, options, or warrants, the Exercise Price shall be readjusted (but only with respect to Warrants exercised after such expiration) to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights, options, or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities exchangeable for or convertible into shares of Common Stock) actually issued. In case any subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company and shall be described in a statement mailed to the Warrantholder. Shares of Common Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation.

          (c) EXTRAORDINARY DISTRIBUTIONS. In case the Company shall at any time after the original date of issuance of the Warrants distribute to all holders of its shares of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the surviving corporation) evidences of its indebtedness or assets (excluding cash dividends and distributions payable out of consolidated net income or earned surplus in accordance with Delaware law and dividends or distributions payable in shares of stock described in Paragraph 3(a) above) or rights, options, or warrants or exchangeable or convertible securities containing the right to subscribe for or purchase shares of Common Stock (or securities exchangeable for or convertible into shares of Common Stock), then the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date for such distribution by a fraction, of which (i) the numerator shall be the current Market Price per share of Common Stock (as defined in Paragraph 3(d)) on such record date, less the fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive, and described in a notice to the Warrantholders) of the portion of the evidences of indebtedness or assets so to be distributed or of such rights, options or warrants applicable to one share of Common Stock and (ii) the denominator shall be such current Market Price per share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for such transaction.

          (d) CURRENT MARKET PRICE DEFINED. For the purpose of any computation under Paragraphs 3(b) and/or 3(c), the current Market Price per share of Common Stock at any date shall be deemed to be the average daily Closing Price of the shares of Common Stock for twenty consecutive trading days ending within fifteen days before the date in question. The term "Closing Price" of the shares of Common Stock for a day or days shall mean (i) if the shares of Common Stock are listed or admitted for trading on a national securities exchange, the last reported sales price regular way, or, in case no such reported sale takes place on such day or days, the average of the reported closing bid and asked prices regular way, in either case on the principal national securities exchange on which the shares of the Common Stock are listed or admitted for trading, or (ii) if the shares of Common Stock are not listed or admitted for trading on a national securities exchange, (A) the last transaction price for the Common Stock on The Nasdaq Stock Market ("Nasdaq") or, in the case no such reported transaction takes place on such day or days, the average of the reported closing bid and asked prices thereof quoted on Nasdaq, or (B) if the shares of Common Stock are not quoted on Nasdaq, the average of the closing bid and asked prices of the Common Stock as quoted on the Over-The-Counter Bulletin Board maintained by the National Association of Securities Dealers, Inc. (the "Bulletin Board"), or (C) if the shares of Common Stock are not quoted on Nasdaq nor on the Bulletin Board, the average of the closing bid and asked prices of the common stock in the over-the- counter market, as reported by Pinksheets.com, Inc., or an equivalent generally accepted reporting service, or (iii) if on any such trading day or days the shares of Common Stock are not quoted by any such organization, the fair market value of the shares of Common Stock on such day or days, as determined in good faith by the Board of Directors of the Company, shall be used.

          (e) MINIMUM ADJUSTMENT. Except as hereinafter provided, no adjustment of the Exercise Price hereunder shall be made if such adjustment results in a change of the Exercise Price then in effect of less than five cents ($.05) per share. Any adjustment of less than five cents ($.05) per share of any Exercise Price shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, together with adjustment or adjustments so carried forward, amounts to five cents ($.05) per share or more. However, upon exercise of this Warrant Certificate, the Company shall make all necessary adjustments (to the nearest cent) not theretofore made to the Exercise Price up to and including the effective date upon which this Warrant Certificate is exercised.

          (f) NOTICE OF ADJUSTMENTS. Whenever the Exercise Price shall be adjusted pursuant to this Section 3, the Company shall promptly deliver a certificate signed by the President or a Vice President and by the Chief Financial Officer, Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company made any determination hereunder), by first class mail postage prepaid to each Warrantholder.

          (g) CAPITAL REORGANIZATIONS AND OTHER RECLASSIFICATIONS. In case of any capital reorganization of the Company, or of any reclassification of the shares of Common Stock (other than a reclassification, subdivision or combination of shares of Common Stock referred to in Paragraph 3(a)), or in case of the consolidation of the Company with, or the merger of the Company with, or merger of the Company into, any other corporation (other than a reclassification of the shares of Common Stock referred to in Paragraph 3(a) or a consolidation or merger which does not result in any reclassification or change of the outstanding shares of Common Stock) or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other corporation or entity, each Warrant shall, after such capital reorganization, reclassification of shares of Common Stock, consolidation, merger, or sale, be exercisable, upon the terms and conditions specified in this Warrant Certificate, for the kind, amount and number of shares or other securities, assets, or cash to which a holder of the number of shares of Common Stock purchasable (at the time of such capital reorganization, reclassification of shares of Common Stock, consolidation, merger or sale) upon exercise of such Warrant would have been entitled to receive upon such capital reorganization, reclassification of shares of Common Stock, consolidation, merger, or sale; and in any such case, if necessary, the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Warrantholder shall be appropriately adjusted so as to be applicable, as nearly equivalent as possible, to any shares or other securities, assets, or cash thereafter deliverable on the exercise of the Warrants. The Company shall not effect any such consolidation, merger, or sale, unless prior to or simultaneously with the consummation thereof the successor corporation or entity (if other than the Company) resulting from such consolidation or merger or the corporation or entity purchasing such assets or other appropriate corporation or entity shall assume, by written instrument, the obligation to deliver to the Warrantholder such shares, securities, assets, or cash as, in accordance with the foregoing provisions, such holders may be entitled to purchase and the other obligations hereunder. The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares shall not be deemed to be a reclassification of the shares of Common Stock for purposes of this Paragraph 3(e).

          (h) ADJUSTMENTS TO OTHER SECURITIES. In the event that at any time, as a result of an adjustment made pursuant to this Section 3, the Warrantholder shall become entitled to purchase any shares or securities of the Company other than the shares of Common Stock, thereafter the number of such other shares or securities so purchasable upon exercise of each Warrant and the exercise price for such shares or securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as possible to the provisions with respect to the shares of Common Stock contained in Paragraphs 3(a) through (e), inclusive.

          (i)   DEFERRAL   OF   ISSUANCE   OF   ADDITIONAL   SHARES  IN  CERTAIN
CIRCUMSTANCES. In any case in which this Section 3 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event issuing to the Warrantholder exercised after such record date the shares of Common Stock, if any, issuable upon such exercise over and above the Warrant Shares, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver as soon as practicable to such holder a due bill or other appropriate instrument provided by the Company evidencing such holder's right to receive such additional shares of Common Stock upon the occurrence of the event requiring such adjustment.

          (j) FAILURE TO FILE EXCHANGE ACT REPORTS. In the event the Company fails to file any report or reports on a timely basis with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Exchange Act of 1934, as amended, and such failure results in the Company losing its eligibility to file registration statements on Form S-3 for a period of at least thirty (30) consecutive days, the exercise price of any unexercised Warrants shall be reduced to $.01 per share.

4.   DEFINITION OF COMMON STOCK.
     --------------------------

          The Common Stock issuable upon exercise of the Warrants shall be the Common Stock as constituted on the date hereof except as otherwise provided in
Section 3.

5.   REPLACEMENT OF SECURITIES.
     -------------------------

          If this Warrant Certificate shall be lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnity or otherwise as the Company may in its discretion reasonably impose, issue a new certificate of like tenor or date representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for and purchased hereunder. Any such new certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone.

6.   REGISTRATION.
     ------------

          This Warrant Certificate, as well as all other warrant certificates representing Warrants shall be numbered and shall be registered in a register (the "Warrant Register") maintained at the Company Offices as they are issued. The Warrant Register shall list the name, address and Social Security or other Federal Identification Number, if any, of all Warrantholders. The Company shall be entitled to treat the Warrantholder as set forth in the Warrant Register as the owner in fact of the Warrants as set forth therein for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrants on the part of any other person, and shall not be liable for any registration of transfer of Warrants that are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with such knowledge of such facts that its participation therein amounts to bad faith.

7.   TRANSFER.
     --------

     NEITHER THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE NOR THE SHARES OF COMMON STOCK OR ANY OTHER SECURITIES ISSUABLE UPON EXERCISE OF SUCH WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH WARRANTS HAVE BEEN ACQUIRED, AND ANY SHARES OF COMMON STOCK OR ANY OTHER SECURITIES ISSUABLE UPON EXERCISE OF SUCH WARRANTS ARE REQUIRED TO BE ACQUIRED, FOR INVESTMENT PURPOSES AND NOT WITH A

VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH WARRANTS AND/OR SUCH SHARES OR OTHER SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF SUCH WARRANTS AND SUCH SHARES OR OTHER SECURITIES TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS.

8.   EXCHANGE OF WARRANT CERTIFICATES.
     --------------------------------

          This Warrant Certificate may be exchanged for another certificate or certificates entitling the Warrantholder thereof to purchase a like aggregate number of Warrant Shares as this Warrant Certificate entitles such Warrantholder to purchase. A Warrantholder desiring to so exchange this Warrant Certificate shall make such request in writing delivered to the Company, and shall surrender this Warrant Certificate therewith. Thereupon, the Company shall execute and deliver to the person entitled thereto a new certificate or certificates, as the case may be, as so requested.

9.   NOTICES.
     -------

          All notices and other communications hereunder shall be in writing and shall be deemed given when delivered in person, against written receipt therefor, or two days after being sent, by registered or certified mail, postage prepaid, return receipt requested, and, if to the Warrantholder, at such address as is shown on the Warrant Register or as may otherwise may have been furnished to the Company in writing in accordance with this Section 9 by the Warrantholder and, if to the Company, at the Company Offices or such other address as the Company shall give notice thereof to the Warrantholder in accordance with this
Section 9.

10.  MISCELLANEOUS.
     -------------

          This Warrant Certificate and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This certificate is deemed to have been delivered in the State of New York and shall be construed and enforced in accordance with and governed by the laws of such State, without regard to its conflicts of laws principles. The headings in this Warrant Certificate are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

11.  EXPIRATION.
     ----------

          Unless as hereinafter provided, the right to exercise these Warrants shall expire at the Expiration Time.


Dated:                    , 2001
      --------------------

                                                     VIZACOM INC.


                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                  EXERCISE FORM



                                                Dated:                   ,
                                                      ------------------- ----


TO: VIZACOM INC.:

          The undersigned hereby irrevocably elects to exercise the within Warrant, to the extent of purchasing _________________ shares of Common Stock, and hereby makes payment of _____________ in payment of the actual Exercise Price thereof.

                             ---------------------


                     INSTRUCTIONS FOR REGISTRATION OF STOCK

                 Name:
                       ---------------------------------------------------------
                              (Please type or print in block letters)
             Taxpayer
                       ---------------------------------------------------------
       Identification
               Number:
                       ---------------------------------------------------------
              Address:
                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------


                             ---------------------


            Signature:
                       ---------------------------------------------------------
                        (Signature must conform in all respects to the name of
                          the Warrantholder as set forth on the face of this
                                      Warrant Certificate.)

                                 ASSIGNMENT FORM


                      FOR VALUE RECEIVED,
                                         ---------------------------------------
                                         (Please type or print in block letters)
hereby sells, assigns and transfers unto:

                 Name:
                       ---------------------------------------------------------
                              (Please type or print in block letters)
             Taxpayer
                       ---------------------------------------------------------
       Identification
               Number:
                       ---------------------------------------------------------
              Address:
                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

this  Warrant   Certificate  and  the  Warrants   represented  by  this  Warrant
Certificate to the extent of ________________ Warrants and does hereby irrevocably constitute and appoint ___________________________ Attorney-in-Fact, to transfer the same on the books of the Company with full power of substitution in the premises.

               Dated:
                     -------------------------


           Signature:
                     -----------------------------------------------------------
                     (Signature  must conform in all respects to the name of the
                        Warrantholder as set forth on the face of this Warrant
                                          Certificate.)

                                    EXHIBIT B

          NEITHER THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE NOR THE SHARES OF COMMON STOCK OR ANY OTHER SECURITIES ISSUABLE UPON EXERCISE OF SUCH WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH WARRANTS HAVE BEEN ACQUIRED, AND ANY SHARES OF COMMON STOCK OR ANY OTHER SECURITIES ISSUABLE UPON EXERCISE OF SUCH WARRANTS ARE REQUIRED TO BE ACQUIRED, FOR INVESTMENT PURPOSES AND
          NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH WARRANTS AND/OR SUCH SHARES OR OTHER SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF SUCH WARRANTS AND SUCH SHARES OR OTHER SECURITIES TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS.

                    VOID AFTER 5:00 P.M. ON JANUARY 14, 2004

                                  VIZACOM INC.
                               WARRANT CERTIFICATE

                     100,000 COMMON STOCK PURCHASE WARRANTS

                                                             Teaneck, New Jersey
Warrant Certificate No. SOS-2                                   January 15, 2001

          THIS IS TO CERTIFY THAT, for value received, SOS Resource Services, Inc. or registered assigns (the "Warrantholder") permitted by the terms of this Warrant Certificate, is the registered owner of the number of Common Stock Purchase Warrants (each, a "Warrant") set forth above, each Warrant entitling the owner thereof to purchase from Vizacom Inc., a Delaware corporation (the "Company"), at any time commencing July 15, 2001 and on or prior to 5:00 P.M., New York City time, on January 14, 2004 (the "Expiration Time"), one duly authorized, validly issued, fully paid and nonassessable share (each, a "Warrant Share") of the common stock, par value $.001 per share ("Common Stock"), of the Company, at a price of $1.00 per share (the "Exercise Price"), all subject to the terms and conditions contained herein. The number of Warrants evidenced by this Warrant Certificate (and the number and kind of securities which may be purchased upon exercise hereof) set forth above, and the Exercise Price per share set forth above, are as of the date hereof.

          As provided herein, the Exercise Price and the number of shares of Common Stock or other securities which may be purchased upon the exercise of the Warrants evidenced by this Warrant Certificate are, upon the happening of certain events, subject to modification and adjustment.

          This Warrant Certificate, together with any warrant certificate(s) issued in replacement or substitution hereof (as provided for herein) evidencing all or part of the Warrants evidenced hereby, are sometimes collectively referred to herein as the "Warrant Certificates."

          The rights of the registered holder of this Warrant Certificate shall be subject to the following further terms and conditions:

1.   EXERCISE OF WARRANTS.
     --------------------

          (a) The Warrants may be exercised, in whole or in part, on or after July 15, 2001 and on or prior to the Expiration Time, by surrendering this Warrant Certificate, with the purchase form provided for herein duly executed by the Warrantholder or by the Warrantholder's duly authorized attorney-in-fact, at the principal office of the Company, presently located at Glenpointe Centre East, 300 Frank W. Burr Boulevard - 7th Floor, Teaneck, New Jersey 07666, or at such other office or agency in the United States as the Company may designate by notice in writing to the Warrantholder (in either event, the "Company Offices"), accompanied by payment in full, either in the form of cash, bank cashier's check or certified check payable to the order of the Company, of the Exercise Price payable in respect of the Warrants being exercised. If fewer than all of the Warrants are exercised, the Company shall, upon each exercise prior to the Expiration Time, execute and deliver to the Warrantholder a new Warrant Certificate (dated as of the date hereof) evidencing the balance of the Warrants that remain exercisable.

          (b) On the date of exercise of the Warrants, the Warrantholder exercising same shall be deemed to have become the holder of record for all purposes of the Warrant Shares to which the exercise relates.

          (c) As soon as practicable after the exercise of all or part of the Warrants evidenced by this Warrant Certificate, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the Warrantholder a certificate or certificates evidencing the number of duly authorized, validly issued, fully paid and nonassessable Warrant Shares to which the Warrantholder shall be entitled upon such exercise.

          (d) No certificates for fractional Warrant Shares shall be issued upon the exercise of any of the Warrants but, in lieu thereof, the Company shall, upon exercise of all the Warrants, round up any fractional Warrant Share to the nearest whole share of Common Stock.

2.   ISSUANCE OF COMMON STOCK; RESERVATION OF SHARES.
     -----------------------------------------------

          (a) The Company covenants and agrees that all Warrant Shares which may be issued upon the exercise of all or part of the Warrants will, upon issuance in accordance with the terms hereof, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

          (b) The Company further covenants and agrees that if any shares of Common Stock to be reserved for the purpose of the issuance of Warrant Shares upon the exercise of Warrants require registration with, or approval of, any governmental authority under any federal or state law before such shares may be validly issued or delivered upon exercise, then the Company will promptly use its best efforts to effect such registration or obtain such approval, as the case may be.

3.   Adjustments of Exercise Price, Number and Character of Warrant Shares, and
     ---------------------------------------------------------------------------
     Number of Warrants.
     ------------------

          The Exercise Price and the number and kind of securities purchasable upon the exercise of each Warrant shall be subject to adjustment from time to time upon the happening of the events enumerated in this Section 3.

          (a)  STOCK  DIVIDENDS,  SUBDIVISIONS  AND  COMBINATIONS.   In case the
Company shall at any time on or before the Expiration Time:

                    (i) pay a dividend in shares of Common Stock or other stock of the Company or make a distribution in shares of Common Stock or such other stock to holders of all its outstanding shares of Common Stock;

                    (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares;

                    (iii) combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock or

                    (iv) issue by reclassification of its shares of Common Stock other securities of the Company (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then the number and kind of Warrant Shares purchasable upon exercise of each Warrant outstanding immediately prior thereto shall be adjusted so that the Warrantholder shall be entitled to receive the kind and number of shares of Common Stock or other securities of the Company which the Warrantholder would have owned or have been entitled to receive after the happening of any of the events described above had such Warrant been exercised in full immediately prior to the earlier of the happening of such event or any record date in respect thereto. In the event of any adjustment of the number of Warrant Shares purchasable upon the exercise of each then outstanding Warrants pursuant to this Paragraph 3(a), the Exercise Price shall be adjusted to be the amount resulting from dividing the number of shares of Common Stock (including fractional shares of Common Stock) covered by such Warrant immediately after such adjustment into the total amount payable upon exercise of such Warrant in full immediately prior to such adjustment. An adjustment made pursuant to this Paragraph 3(a) shall become effective immediately after the effective date of such event retroactive to the record date for any such event. Such adjustment shall be made successively whenever any event listed above shall occur.

          (b) EXTRAORDINARY DIVIDENDS. In case the Company shall at any time on or before the Expiration Time fix a record date for the issuance of rights, options, or warrants to all holders of its outstanding shares of Common Stock, entitling them (for a period expiring within 45 days after such record date) to subscribe for or purchase shares of Common Stock (or securities exchangeable for or convertible into shares of Common Stock) at a price per share of Common Stock (or having an exchange or conversion price per share of Common Stock, with respect to a security exchangeable for or convertible into shares of Common Stock) which is lower than the current Market Price per share of Common Stock (as defined in Paragraph 3(d) below) on such record date, then the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, of which (i) the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so to be offered (or the aggregate initial exchange or conversion price of the exchangeable or convertible securities so to be offered) would purchase at such current Market Price and (ii) the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock to be offered for subscription or purchase (or into which the exchangeable or convertible securities so to be offered are initially exchangeable or convertible). Such adjustment shall become effective at the close of business on such record date; however, to the extent that shares of Common Stock (or securities exchangeable for or convertible into shares of Common Stock) are not delivered after the expiration of such rights, options, or warrants, the Exercise Price shall be readjusted (but only with respect to Warrants exercised after such expiration) to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights, options, or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities exchangeable for or convertible into shares of Common Stock) actually issued. In case any subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company and shall be described in a statement mailed to the Warrantholder. Shares of Common Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation.

          (c) EXTRAORDINARY DISTRIBUTIONS. In case the Company shall at any time after the original date of issuance of the Warrants distribute to all holders of its shares of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the surviving corporation) evidences of its indebtedness or assets (excluding cash dividends and distributions payable out of consolidated net income or earned surplus in accordance with Delaware law and dividends or distributions payable in shares of stock described in Paragraph 3(a) above) or rights, options, or warrants or exchangeable or convertible securities containing the right to subscribe for or purchase shares of Common Stock (or securities exchangeable for or convertible into shares of Common Stock), then the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date for such distribution by a fraction, of which (i) the numerator shall be the current Market Price per share of Common Stock (as defined in Paragraph 3(d)) on such record date, less the fair market value (as determined by the Board of

Directors of the Company, whose determination shall be conclusive, and described in a notice to the Warrantholders) of the portion of the evidences of indebtedness or assets so to be distributed or of such rights, options or warrants applicable to one share of Common Stock and (ii) the denominator shall be such current Market Price per share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for such transaction.

          (d) CURRENT MARKET PRICE DEFINED. For the purpose of any computation under Paragraphs 3(b) and/or 3(c), the current Market Price per share of Common Stock at any date shall be deemed to be the average daily Closing Price of the shares of Common Stock for twenty consecutive trading days ending within fifteen days before the date in question. The term "Closing Price" of the shares of Common Stock for a day or days shall mean (i) if the shares of Common Stock are listed or admitted for trading on a national securities exchange, the last reported sales price regular way, or, in case no such reported sale takes place on such day or days, the average of the reported closing bid and asked prices regular way, in either case on the principal national securities exchange on which the shares of the Common Stock are listed or admitted for trading, or (ii) if the shares of Common Stock are not listed or admitted for trading on a national securities exchange, (A) the last transaction price for the Common Stock on The Nasdaq Stock Market ("Nasdaq") or, in the case no such reported transaction takes place on such day or days, the average of the reported closing bid and asked prices thereof quoted on Nasdaq, or (B) if the shares of Common Stock are not quoted on Nasdaq, the average of the closing bid and asked prices of the Common Stock as quoted on the Over-The-Counter Bulletin Board maintained by the National Association of Securities Dealers, Inc. (the "Bulletin Board"), or (C) if the shares of Common Stock are not quoted on Nasdaq nor on the Bulletin Board, the average of the closing bid and asked prices of the common stock in the over-the-counter market, as reported by Pinksheets.com, Inc., or an equivalent generally accepted reporting service, or (iii) if on any such trading day or days the shares of Common Stock are not quoted by any such organization, the fair market value of the shares of Common Stock on such day or days, as determined in good faith by the Board of Directors of the Company, shall be used.

          (e) MINIMUM ADJUSTMENT. Except as hereinafter provided, no adjustment of the Exercise Price hereunder shall be made if such adjustment results in a change of the Exercise Price then in effect of less than five cents ($.05) per share. Any adjustment of less than five cents ($.05) per share of any Exercise Price shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, together with adjustment or adjustments so carried forward, amounts to five cents ($.05) per share or more. However, upon exercise of this Warrant Certificate, the Company shall make all necessary adjustments (to the nearest cent) not theretofore made to the Exercise Price up to and including the effective date upon which this Warrant Certificate is exercised.

          (f) NOTICE OF ADJUSTMENTS. Whenever the Exercise Price shall be adjusted pursuant to this Section 3, the Company shall promptly deliver a certificate signed by the President or a Vice President and by the Chief Financial Officer, Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company made any determination hereunder), by first class mail postage prepaid to each Warrantholder.

          (g) CAPITAL REORGANIZATIONS AND OTHER RECLASSIFICATIONS. In case of any capital reorganization of the Company, or of any reclassification of the shares of Common Stock (other than a reclassification, subdivision or combination of shares of Common Stock referred to in Paragraph 3(a)), or in case of the consolidation of the Company with, or the merger of the Company with, or merger of the Company into, any other corporation (other than a reclassification of the shares of Common Stock referred to in Paragraph 3(a) or a consolidation or merger which does not result in any reclassification or change of the outstanding shares of Common Stock) or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other corporation or entity, each Warrant shall, after such capital reorganization, reclassification of shares of Common Stock, consolidation, merger, or sale, be exercisable, upon the terms and conditions specified in this Warrant Certificate, for the kind, amount and number of shares or other securities, assets, or cash to which a holder of the number of shares of Common Stock purchasable (at the time of such capital reorganization, reclassification of shares of Common Stock, consolidation, merger or sale) upon exercise of such Warrant would have been entitled to receive upon such capital reorganization, reclassification of shares of Common Stock, consolidation, merger, or sale; and in any such case, if necessary, the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Warrantholder shall be appropriately adjusted so as to be applicable, as nearly equivalent as possible, to any shares or other securities, assets, or cash thereafter deliverable on the exercise of the Warrants. The Company shall not effect any such consolidation, merger, or sale, unless prior to or simultaneously with the consummation thereof the successor corporation or entity (if other than the Company) resulting from such consolidation or merger or the corporation or entity purchasing such assets or other appropriate corporation or entity shall assume, by written instrument, the obligation to deliver to the Warrantholder such shares, securities, assets, or cash as, in accordance with the foregoing provisions, such holders may be entitled to purchase and the other obligations hereunder. The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares shall not be deemed to be a reclassification of the shares of Common Stock for purposes of this Paragraph 3(e).

          (h) ADJUSTMENTS TO OTHER SECURITIES. In the event that at any time, as a result of an adjustment made pursuant to this Section 3, the Warrantholder shall become entitled to purchase any shares or securities of the Company other than the shares of Common Stock, thereafter the number of such other shares or securities so purchasable upon exercise of each Warrant and the exercise price for such shares or securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as possible to the provisions with respect to the shares of Common Stock contained in Paragraphs 3(a) through (e), inclusive.

          (i)   DEFERRAL   OF   ISSUANCE   OF   ADDITIONAL   SHARES  IN  CERTAIN
CIRCUMSTANCES. In any case in which this Section 3 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event issuing to the Warrantholder exercised after such record date the shares of Common Stock, if any, issuable upon such exercise over and above the Warrant Shares, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver as soon as practicable to such holder a due bill or other appropriate instrument provided by the Company evidencing such holder's right to receive such additional shares of Common Stock upon the occurrence of the event requiring such adjustment.

          (j) FAILURE TO FILE EXCHANGE ACT REPORTS. In the event the Company fails to file any report or reports on a timely basis with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Exchange Act of 1934, as amended, and such failure results in the Company losing its eligibility to file registration statements on Form S-3 for a period of at least thirty (30) consecutive days, the exercise price of any unexercised Warrants shall be reduced to $.01 per share.

4.   DEFINITION OF COMMON STOCK.
     --------------------------

          The Common Stock issuable upon exercise of the Warrants shall be the Common Stock as constituted on the date hereof except as otherwise provided in
Section 3.

5.   REPLACEMENT OF SECURITIES.
     -------------------------

          If this Warrant Certificate shall be lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnity or otherwise as the Company may in its discretion reasonably impose, issue a new certificate of like tenor or date representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for and purchased hereunder. Any such new certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone.

6.   REGISTRATION.
     ------------

          This Warrant Certificate, as well as all other warrant certificates representing Warrants shall be numbered and shall be registered in a register (the "Warrant Register") maintained at the Company Offices as they are issued. The Warrant Register shall list the name, address and Social Security or other Federal Identification Number, if any, of all Warrantholders. The Company shall be entitled to treat the Warrantholder as set forth in the Warrant Register as the owner in fact of the Warrants as set forth therein for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrants on the part of any other person, and shall not be liable for any registration of transfer of Warrants that are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with such knowledge of such facts that its participation therein amounts to bad faith.

7.   TRANSFER.
     --------

     NEITHER THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE NOR THE SHARES OF COMMON STOCK OR ANY OTHER SECURITIES ISSUABLE UPON EXERCISE OF SUCH WARRANTS HAVE BEEN

REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH WARRANTS HAVE BEEN ACQUIRED, AND ANY SHARES OF COMMON STOCK OR ANY OTHER SECURITIES ISSUABLE UPON EXERCISE OF SUCH WARRANTS ARE REQUIRED TO BE ACQUIRED, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH WARRANTS AND/OR SUCH SHARES OR OTHER SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF SUCH WARRANTS AND SUCH SHARES OR OTHER SECURITIES TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS.

8.   EXCHANGE OF WARRANT CERTIFICATES.
     --------------------------------

          This Warrant Certificate may be exchanged for another certificate or certificates entitling the Warrantholder thereof to purchase a like aggregate number of Warrant Shares as this Warrant Certificate entitles such Warrantholder to purchase. A Warrantholder desiring to so exchange this Warrant Certificate shall make such request in writing delivered to the Company, and shall surrender this Warrant Certificate therewith. Thereupon, the Company shall execute and deliver to the person entitled thereto a new certificate or certificates, as the case may be, as so requested.

9.   NOTICES.
     -------

          All notices and other communications hereunder shall be in writing and shall be deemed given when delivered in person, against written receipt therefor, or two days after being sent, by registered or certified mail, postage prepaid, return receipt requested, and, if to the Warrantholder, at such address as is shown on the Warrant Register or as may otherwise may have been furnished to the Company in writing in accordance with this Section 9 by the Warrantholder and, if to the Company, at the Company Offices or such other address as the Company shall give notice thereof to the Warrantholder in accordance with this
Section 9.

10.  MISCELLANEOUS.
     -------------

          This Warrant Certificate and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This certificate is deemed to have been delivered in the State of New York and shall be construed and enforced in accordance with and governed by the laws of such State, without regard to its conflicts of laws principles. The headings in this Warrant Certificate are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

11.  EXPIRATION.
     ----------

          Unless as hereinafter provided, the right to exercise these Warrants shall expire at the Expiration Time.


Dated:                         , 2001
      ------------------------

                                                      VIZACOM INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                  EXERCISE FORM



                                                Dated:                   ,
                                                      ------------------- ----


TO: VIZACOM INC.:

          The undersigned hereby irrevocably elects to exercise the within Warrant, to the extent of purchasing _________________ shares of Common Stock, and hereby makes payment of _____________ in payment of the actual Exercise Price thereof.

                             ---------------------


                     INSTRUCTIONS FOR REGISTRATION OF STOCK

                 Name:
                       ---------------------------------------------------------
                              (Please type or print in block letters)
             Taxpayer
                       ---------------------------------------------------------
       Identification
               Number:
                       ---------------------------------------------------------
              Address:
                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------


                             ---------------------


            Signature:
                       ---------------------------------------------------------
                        (Signature must conform in all respects to the name of
                          the Warrantholder as set forth on the face of this
                                      Warrant Certificate.)

                                 ASSIGNMENT FORM


                      FOR VALUE RECEIVED,
                                         ---------------------------------------
                                         (Please type or print in block letters)
hereby sells, assigns and transfers unto:

                 Name:
                       ---------------------------------------------------------
                              (Please type or print in block letters)
             Taxpayer
                       ---------------------------------------------------------
       Identification
               Number:
                       ---------------------------------------------------------
              Address:
                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

this  Warrant   Certificate  and  the  Warrants   represented  by  this  Warrant
Certificate to the extent of ________________ Warrants and does hereby irrevocably constitute and appoint ___________________________ Attorney-in-Fact, to transfer the same on the books of the Company with full power of substitution in the premises.

               Dated:
                     -------------------------


           Signature:
                     -----------------------------------------------------------
                     (Signature  must conform in all respects to the name of the
                        Warrantholder as set forth on the face of this Warrant
                                          Certificate.)

                                      -11-